FY 2024 Earnings March 7, 2025

Disclaimer Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential”, “guidance”, or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; the COVID-19 pandemic, or any future similar pandemic or health epidemic; the impact from tariffs; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the company with the Securities and Exchange Commission (the “SEC”) on March 7, 2025, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow as a percentage of LTM Adjusted EBITDA from Continuing and Discontinued Operations. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in this document. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow as a percentage of LTM Adjusted EBITDA from Continuing and Discontinued Operations provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations mean net (loss) income before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock-based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) restructuring expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) costs associated with COVID-19, net of benefits received, (xvi) costs associated with (recovery from) the Take 5 Matter, (xvii) EBITDA for economic interests in investments and (xviii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted EBITDA Margin means Adjusted EBITDA divided by total revenues and revenues net of pass-through costs. Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) from continuing operations before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock-based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) restructuring expenses, (ix) reorganization expenses, (x) litigation expenses (recovery), (xi) costs associated with COVID-19, net of benefits received, (xii) costs associated with (recovery from) the Take 5 Matter, (xiii) EBITDA for economic interests in investments and (xiv) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment. Adjusted EBITDA Margin with respect to the applicable segment means Adjusted EBITDA by Segment divided by total Segment revenues and revenues net of pass-through costs.  Revenues net of pass-through costs and Revenues net of pass-through costs by segment means revenues less pass-through costs that are paid by Advantage's clients, including media, product samples, retailer fees and other marketing and production costs. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment. Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities from continuing and discontinued operations less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) cash paid for costs associated with COVID-19, net of benefits received, (ix) cash paid for costs associated with the Take 5 Matter, (x) net effect of foreign currency fluctuations on cash, and (xi) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. 2

2024: Progressing On Multi-Year Transformation Simplified the business and divested non-core assets Re-segmented operations to better align with clients Centralized shared services and laid groundwork for launch of new ERP system Effectively managed through a challenging consumer environment and achieved growth while enhancing our capabilities to better support our customers’ needs Revenues(1) -11% YOY +0.2% organic $3.0B Adj. EBITDA(2) +1.1% YOY $356M Adj. Unlevered FCF; ~90% conversion(3) $335M Net Leverage Ratio(3) 4.0X (1) From continuing operations excluding pass-through costs; organic revenues exclude revenues in the prior year period from the European JV, which was deconsolidated in 4Q’23 (2) Reflects Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) from continuing operations, which is a non-GAAP measure (3) Reflects Adjusted Unlevered Free Cash Flow from continuing and discontinued operations, which is a non-GAAP measure The Appendix has a reconciliation of non-GAAP measures to the most directly comparable GAAP measure 3

Navigating a Challenging Consumer Environment Advantage has a track record of successfully navigating various economic cycles and maintaining strong client retention via its high-quality, diverse service offerings and cost leadership Consumers have become more value-seeking Club stores and mass merchandisers benefiting versus regional grocery and other channels where Advantage has significant exposure Softer Consumer Shopping Behaviors Clients reacting with innovation, price promotions and disciplined vendor cost management Advantage impacted by scope changes, client insourcing decisions and peer competition CPG & Retailers Adapting 4

Enhancing Capabilities for Future Growth Simplify Advantage’s portfolio, operations and financial reporting Modernize tech, equip teammates to work smarter and build capabilities Sustainable long-term growth Simplify Transform Accelerate Executing the transformation phase 5

2024 Highlights By Segment Retailer Services Branded Services Experiential Services Results impacted by challenging macro backdrop Right-sized the business in response to the evolving consumer environment Focused on achieving optimal cost with highest-quality client services Strong growth with increased events per day and execution rate Improved labor utilization and operating efficiency Price discipline helped to mitigate high wage inflation Solid performance from improved execution Better cost discipline Managed higher part-time wages to attract and retain talent 6

Implementing IT Transformation Initiatives New IT Systems Modernizing Technology AI Initiatives Modernizing systems for increased speed, accuracy, and deeper insights Launched new ERP system (Phase I) Modernizing cybersecurity, Cloud migration and data lake for advanced analytics Beginning to deploy enhanced tools for frontline teammates Equipping teammates with the right tools to drive efficiency and capitalize on growth opportunities Image recognition Shelf-level intelligence Proprietary planogram technology Data-driven tools like Power BI to translate real-time insights into action faster and at scale Enabling competitive differentiation and improve productivity Contract management, routing merchandisers, HR workflow, sales tools and data analysis Potential partnerships and vendor relationships to build AI platforms and applications on a larger scale Prioritizing activities in 2025 given the market environment; expect to largely complete implementation in 2026 7

Enhance Teammate Experience Optimize Operating Structure Leverage Technology Workforce Optimization Expected to Unlock Value Enhancing how Advantage assigns and deploys talent in 85,000+ retail stores Increase teammate retention and help build careers at Advantage Benefits can include additional efficiencies related to talent acquisition, training and development Improve service efficiency through centralization Ensure Advantage remains a nimble and highly effective organization Optimize workforce management for greater speed and agility AI-assisted shared staffing pilot program underway 8

2025: Increasing agility to help clients succeed in this challenging consumer environment Launching next generation selling model Enhancing real-time analytics to increase speed, precision and insights Strategic collaborations to augment client services Branded Services Serving as the strategic extension of CPG sales and marketing teams with services including selling to retailers, retail merchandising, omnichannel marketing and leading brand and retail execution for a large and diverse client base 9

2025: Transitioning to more normalized growth following rebuilding years post-COVID Growing traditional sampling activity with existing clients and win new banners Expanding premium brand activation services with a steady build-up in new business pipeline Increasing presence in digital sampling to meet consumers where they shop Experiential Services Helping brands break through to consumers, build loyalty and drive sales with omnichannel sampling experiences in-store and online 10

Providing end-to-end solutions for retailers, including resets, merchandising, aisle-shelf optimization, private brand strategy and retail media Retailer Services 2025: Focus on execution and scoping new markets Enhancing retail merchandising and private brand client services Expanding retail media services, including third-party collaborations like Swiftly’s digital media Building service lines in market adjacencies 11

EBITDA Growth Through Transformation and Challenging Environment % margin(2) Excludes the impact of the deconsolidation of European JV in 4Q’’23 and pass-through costs Adjusted EBITDA as a percent of revenues excluding pass-through costs and deconsolidation of European JV Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding (9)% +0%(1) +1% $3,566.3 $3,900.1 Revenues (Continuing Operations) Adjusted EBITDA (Continuing Operations) $ in millions Y/Y growth $ in millions Y/Y growth $892.3 $991.9 (10)% (3)%(1) +9% Revenues Net of Pass-Through Costs Pass-Through Costs Deconsolidation Softness in revenues indicative of market headwinds across CPG and retail Adjusted EBITDA growth driven by continued cost discipline and operating efficiencies, partially offset by transformation-related investments Investing behind infrastructure to drive sustainable growth algorithm over medium- to long-term Highlights TOTAL ADVANTAGE 12

Challenging market environment adversely impacted Branded Services’ full-year performance Optimized organization while broadening capabilities through transformation initiatives Realized significant benefits from right-sizing actions in Q4 Enhancing breadth and depth of services Expanding new business pipeline % margin(2) Navigating Cyclical CPG Challenges Highlights Revenues (Continuing Operations) $ in millions Y/Y growth Adjusted EBITDA (Continuing Operations) Excludes the impact of the deconsolidation of European JV in 4Q’23 and pass-through costs Adjusted EBITDA as a percent of revenues excludes pass-through costs and deconsolidation of European JV Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding (26)% (4)%(1) $1,306.3 $1,758.4 (11)% BRANDED SERVICES $323.6 $431.3 (25)% (6)%(1) $ in millions Y/Y growth +12% Revenues Net of Pass-Through Costs Pass-Through Costs Deconsolidation 13

+3%(1) +5% 0% +43% +12% Excludes pass-through costs in revenues Adjusted EBITDA as a percent of revenues excludes pass-through costs Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding Strong client demand drove 2024 revenue and Adjusted EBITDA growth Average events per day grew ~10% YOY Execution rate > 90% Q4 performance impacted by a client loss and one-time expenses Fixed cost leverage drove gains in operating efficiency % margin(2) Strong Client Demand and Improved Execution Revenues (Continuing Operations) +11%(1) $1,295.0 $1,159.4 Adjusted EBITDA (Continuing Operations) $325.5 $308.7 Revenues Net of Pass-Through Costs Pass-Through Costs $ in millions Y/Y growth $ in millions Y/Y growth 14 EXPERIENTIAL SERVICES Highlights

Solid Adjusted EBITDA performance in 2024 due to efficient talent deployment and cost management efforts Q4 revenues negatively impacted primarily by headwinds in regional grocery +3% (2)% (3)% +7% % margin Improved Execution Drove Solid Performance Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding Adjusted EBITDA (Continuing Operations) Revenues (Continuing Operations) 15 $ in millions Y/Y growth $ in millions Y/Y growth RETAILER SERVICES Highlights

Balance Sheet and Cash Summary

As of 12/31/2024

Net Debt Overview

$ in millions	Maturity	Rate	Outstanding
First Lien Term Loan	2027	S+4.25%[(2)]	$1,106
Senior Secured Notes	2028	6.50%	615
Total Gross Debt			**$1,721**
Less: Cash and Cash Equivalents			(205)
Total Net Debt[(1)]			**$1,516**

4.0x Net Debt / LTM Adj. EBITDA; ~76% hedged / fixed
(inclusive of discontinued operations)

Maturity Schedule

$ in millions



$1,562[(3)]
$456
$1,106
$615
2027E
2028E

~$456M of gross availability under Revolving Credit Facility
(no meaningful maturities until Q4 2027)

1L Term Loan

Capex & Adj. Unlevered FCF

- Capex from continuing operations was $55M in 2024
- Generated $335M in Adj. Unlevered FCF in 2024, ~90% of Adjusted EBITDA including discontinued operations
  - Net working capital improvement with DSO reduction
  - Lower-than-planned capex with carryover spend into 2025

Capital Allocation Detail

- 2024 voluntary debt repurchases, at attractive discounts, were ~$158M (face value)
- ~9M shares repurchased in 2024
- No voluntary debt or share repurchases in 4Q'24

Advantage Solutions

(1) Net debt is a non-GAAP financial measure and includes Other Debt of ~$0.2M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto
(2) First Lien Term Loan rate subject to 0.75% SOFR floor plus 0.26% SOFR spread. In April 2024, the Company's Term Loan Facility was amended to reduce the applicable interest rate margin on the term loan by 0.25% (a) from 4.50% to 4.25% for SOFR loans or (b) from 3.50% to 3.25% for base rate loans
(3) First Lien Term Loan that amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,106M obligation in 2027E maturity as of 12/31/24, $456M of the borrowing capacity of Revolving Credit Facility includes $44M letter of credit

16

Initiating 2025 Guidance $ in millions, unless otherwise noted 2025 Guidance Revenues Up low single digits Adjusted EBITDA Up low single digits Adjusted UFCF Conversion >50% of Adj. EBITDA Net Interest Expense $140 - $150 Capex $65 - $75 Long-term Net Leverage Target: < 3.5x 2024-2026 IT Transformation Capex: $140M to $150M 2025 Commentary 2025 revenue outlook excludes pass-through costs 2025 guidance compares to 2024 on a continuing operations basis See the Appendix for a reconciliation of Adjusted EBITDA and Adjusted Unlevered Free Cash Flow non-GAAP financial measures to the most comparable GAAP measure Expect headwinds in 1Q’25 from challenging market environment, namely softer consumer spending and CPG growth, and the effects from poor January weather and retailer inventory shifts Cash flow impacted by additional payroll period impact and timing of new business pipeline, partially offset by lower restructuring costs Expect modestly higher net interest expense and capex in 2025 relative to 2024 Net leverage ratio is expected to be slightly higher than in 2024 17

Laid Groundwork for Execution Focus in 2025 Simplified organization Re-segmented Businesses Right-sized Branded Services Centralized shared services Designed and built new ERP system Made Significant Progress Increasing operating efficiency Growing our capabilities Raising the bar for effective client services Relentless Execution Increasing cost discipline Maximizing future cash generation Maintaining a strong balance sheet Strengthen Financial Rigor Support Clients’ Needs Track record of success in various economic cycles Leveraging scale, talent and extensive experience to best service clients 18 2024 Ongoing Focus Areas

Appendix 19

Strengthening Position as a Provider of Choice Building on Proven Strengths Enhancing Commercial Capabilities Generating Stronger Results, Returns and Value Unparalleled Insights and Expertise Unmatched Execution Lasting Relationships High-Tech Advanced, real-time insights and on-demand solutions enhancing speed and precision High-Touch Interconnected operations model delivering dedicated expertise and exceptional service High-Value Top talent delivering customized solutions for clients Expertise in generating consumer demand and client ROI Broad services to convert shoppers into buyers Accelerate ability to deliver long-term profitable growth 20

On Track to Deliver Technology Enhancements Modernize financial systems Move to the cloud Upgrade talent management system Upgrade cybersecurity Unify front-line staffing and  scheduling Centralize billing Consolidate retail services, product demonstration  platforms Build a data and analytics  platform Create new capabilities Unlock value of data and  analytics Innovate through AI/automation IT Transformation Capex (2024-2026): $140M to $150M 21

Net Income to Adjusted EBITDA from Continuing Operations and Discontinued Operations Non-GAAP Reconciliation (1/8) 22

Branded Services Operating (Loss) Income to Adjusted EBITDA by Segment Non-GAAP Reconciliation (2/8) 23

Experiential Services Operating (Loss) Income to Adjusted EBITDA by Segment Non-GAAP Reconciliation (3/8) 24

Retailer Services Operating Income to Adjusted EBITDA by Segment Non-GAAP Reconciliation (4/8) 25

Revenues to Revenues Net of Pass-Through Costs Non-GAAP Reconciliation (5/8) 26

Adjusted EBITDA and Adjusted Unlevered Free Cash Flow Non-GAAP Reconciliation (6/8) 27

Net Debt Non-GAAP Reconciliation (7/8) 28

Footnotes Non-GAAP Reconciliation (8/8) 29                                       (a) Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan. (b) Represents expenses related to (i) equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. made to one of the sponsors of Advantage and (ii) equity-based compensation expense associated with the Common Series C Units of Karman Topco L.P. (c) Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods. (d) Represents fees and costs associated with activities related to our acquisitions, divestitures, and related reorganization activities, including professional fees, due diligence, and integration activities. (e) Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the Voluntary Early Retirement Program (“VERP”) and employee termination benefits associated with a reduction-in-force ("2024 RIF") and other optimization initiatives. (f) Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs. (g) Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities. (h) Represents (i) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment; and (ii) benefits received from government grants for COVID-19 relief. (i) Represents cash receipts from an insurance policy for claims related to the Take 5 Matter and costs associated with investigation and remediation activities related to the Take 5 Matter, primarily professional fees and other related costs. (j) Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. (k) Represents gains and losses on disposal of assets related to divestitures and losses on sale of businesses and assets held for sale, less cost to sell. (l) Represents cash paid included in operating cash flow for our contingent consideration liabilities related to our acquisitions. (m) Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the VERP and employee termination benefits associated with the 2024 RIF and other optimization initiatives. (n) Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs. (o) Represents cash paid included in operating cash flow for our contingent consideration liabilities related to our acquisitions. (p) Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs. (q) Represents unaudited periods January 1, 2024 to December 31, 2024 to sum up to the last twelve months of financials inclusive of discontinued operations (summations are unaudited). (r) Pass-through costs are costs that are paid by our clients, including media, sample, retailer fees and other marketing and production costs. (s) Represents the deconsolidation of the European JV in Branded Services